UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-02201

              Insight Select Income Fund

(Exact name of registrant as specified in charter)

200 Park Avenue, 7th Floor

                                 New York, NY 10166

(Address of principal executive offices) (Zip code)

Clifford D. Corso

200 Park Avenue, 7th Floor

                                 New York, NY 10166

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-527-1800

Date of fiscal year end:  March 31

Date of reporting period:  September 30, 2017

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

INSIGHT SELECT INCOME FUND SHAREHOLDER LETTER

For the Six-Month Period Ended 09/30/17

November 03, 2017

DEAR SHAREHOLDERS:

US economic activity during the period strengthened, permitting the Federal Reserve (Fed) to continue normalizing monetary policy. The Federal Funds rate was increased by 25 basis points (bp) to 1% - 1.25% in June and expectations are that they will raise rates by another 25bp at their December meeting. Should the Fed raise rates again, it will be the first year since the financial crisis that their interest rate projections come to fruition. The Fed has also initiated the process to shrink its balance sheet assets, which have grown to $4.55T as part of their asset purchase program known as quantitative easing. While short-term rates have moved up, long-term Treasury yields remain low and somewhat range-bound, with the 10-year Treasury note closing September at 2.33%. Second quarter GDP growth rebounded to 3.1% from 1.2% in the first quarter and the initial third quarter GDP growth rate was 3.0%. The labor market also remains “tight” with an unemployment rate well below 5%. Furthermore, manufacturing surveys and confidence indicators are at or near cycle highs. The lingering challenge for the Fed is that inflationary price pressures have yet to surface. Their dual mandate is to pursue full employment and stable prices; yet, the August and September readings for core personal consumption expenditures decelerated to 1.3% annually, compared to their inflation target of 2.0%.

Looking ahead, we forecast economic growth of 2% - 2.5% through 2018, which we believe is a sweet spot for credit. This is evidenced by the fact that earnings growth is on track to be 9% - 10% this year and projected to be over 8% next year. Solid earnings growth, combined with issuers’ active effort to extend their maturity walls, should keep credit conditions fairly benign for some time. However, credit spreads are nearing cycle lows and valuations are in line with this constructive backdrop which tempers our enthusiasm a bit.

The credit markets exhibited some weakness in August due to rising tensions with North Korea combined with significant new debt issuance, causing modest selling. This weakness in August was bookended by two strong periods and generally financial markets shrugged off risk events and risk assets continued their rally. If anything, markets are defined by their lack of volatility with the VIX Index closing below 10 on 38 occasions this year as of November 3, 2017, compared to only nine times during all of the 1990 - 2016 period. Credit spreads continued to tighten with investment grade corporates rallying 17bp as strong inflows provided technical support. High yield spreads rallied 36bp as investors continue to expect default rates to remain near cycle lows in the coming quarters. Asset-backed securities were also 12bp tighter. Within credit, energy, metals and mining, and subordinated financials were top performers while retail, supermarkets, and cable underperformed – though cable did claw back in September as M&A concerns temporarily faded.

Subsequent to the quarter ending September 30, President Trump nominated Fed Governor Jerome Powell to succeed Janet Yellen as Fed Chair. In over five years at the Fed, he never dissented from a Fed policy decision. While he speaks infrequently on policy, he is widely understood to be a centrist on monetary policy, consistent with Yellen. As such, we expect Powell to steer the Fed on a similar path of gradual rate increases. Powell is also likely to be more cooperative with the administration’s deregulation agenda, having worked with Treasury Secretary Steven Mnuchin on regulatory matters this year, and we would expect a modest loosening of the post-crisis framework imposed on the financial sector. Beyond the Fed Chairman nomination, there has been continued work after quarter-end by Republicans in Congress to advance a package of tax cuts and tax reform. While potential legislation remains preliminary, it is an initial step towards a fiscal stimulus. While the stated goal is to complete tax reform by year end, this could easily slip into 2018.

As of September 29, 2017, the Fund had a net asset value (NAV) of $21.12 per share. This represents a 1.78% increase from $20.75 per share on March 31, 2017. On September 29, 2017, the Fund’s closing price on the New York Stock Exchange was $20.10 per share, representing a 4.8% discount to NAV per share, compared with a 7.6% discount as of March 31, 2017. One of the primary objectives of the Fund is to maintain a high level of income. On September 13, 2017, the Board of Trustees declared a dividend payment of $0.20 per share payable on October 31, 2017 to shareholders of record on September 29, 2017. On an annualized basis, including the pending dividend, the Fund has paid a total of $0.80 per share in dividends, representing a 3.98% dividend yield based on the market price on November 3, 2017 of $20.09 per share. The dividend is evaluated on a quarterly basis and is based on the income generation capability of the portfolio and is not guaranteed for any period of time.

Total Return-Percentage Change (Annualized for periods longer than 1 year)

In Net Asset Value Per Share with All Distributions Reinvested1

	6 Months to 9/30/17	1 Year to 9/30/17	3 Years to 9/30/17	5 Years to 9/30/17	10 Years to 9/30/17
Insight Select Income Fund	4.84%	4.92%	4.86%	5.24%	6.87%
Barclays U.S. Credit Index[2]	3.73%	1.96%	3.87%	3.23%	5.54%

1 – This is historical information and should not be construed as indicative of any likely future performance.

2 – Source: Barclays as of September 30, 2017. Comprised primarily of US investment grade corporate bonds (Fund’s Benchmark).

The Fund’s performance for the 10-year historical periods (shown above) reflects the 4.79% dilution of NAV resulting from the rights offering in the third quarter of 2009. After adjusting for the impact of the rights offering, we estimate the 10-year annualized return to be 7.33%. The returns noted in the table above are actual returns as calculated by the fund administrator, BNY Mellon, and do not adjust for the dilution from the rights offering.

Yield represents the major component of return in most fixed income portfolios. Given this Fund’s emphasis on income and the dividend, we generally will not have material exposure to low yielding US Treasuries and will maintain meaningful exposure to corporate bonds. When it comes to management of credit risk, we try to look through periods of volatility to focus on an investment’s long-term creditworthiness to assess whether it will provide an attractive yield to the Fund over time.

The Fund’s performance will continue to be subject to trends in long-term interest rates and to corporate yield spreads. Consistent with our investment discipline, we continue to emphasize diversification and risk management within the bounds of income stability. The pie chart below summarizes the portfolio quality of the Fund’s assets as of September 30, 2017:

Percent of Total Investment (Lower of S&P and Moody’s Ratings)1

[1]

For financial reporting purposes, credit quality ratings shown above reflect the lowest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. If no rating is available from either agency, then Fitch ratings are used. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by any of these three rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings and the Fund’s allocation to the ratings categories are subject to change at any time without notice.

We would like to remind shareholders of the opportunities presented by the Fund’s dividend reinvestment plan referred to in the Shareholder Information section of this report. The dividend reinvestment plan affords shareholders a price advantage by allowing them to purchase shares at NAV or market price, whichever is lower. This means that the reinvestment price is at market price when the Fund is trading at a discount to NAV, as is currently the situation, or at NAV per share when market trading is at a premium to that value. To participate in the plan, please contact BNY Mellon Investment Servicing (US) Inc. the Fund’s Transfer Agent and Dividend Paying Agent, at 1-866-333-6685. The Fund’s investment adviser, Cutwater Investor Services Corp., may be reached at 1-212-527-1800.

Cliff Corso

President

Mr. Corso’s comments reflect the investment adviser’s views generally regarding the market and the economy, and are compiled from the investment adviser’s research. These comments reflect opinions as of the date written and are subject to change at any time.

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2017

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
CORPORATE DEBT SECURITIES (82.28%)
AUTOMOTIVE (0.92%)
Ford Holdings LLC, Co. Gty., 9.30%, 03/01/30	Baa2/BBB	$1,000	$1,398,367
Ford Motor Co., Sr. Unsec. Notes, 8.90%, 01/15/32	Baa2/BBB	500	682,407

			2,080,774

CHEMICALS (2.05%)
Dow Chemical Co., Sr. Unsec. Notes, 8.55%, 05/15/19	Baa2/BBB	500	552,102
Incitec Pivot Finance LLC, Co. Gty., 6.00%, 12/10/19, 144A	Baa2/BBB	405	434,119
Mexichem SAB de CV, Sr. Unsec. Notes, 4.00%, 10/04/27, 144A(b)	NA/BBB-	467	466,253
Sinochem Overseas Capital Co., Ltd., Co. Gty., 4.50%, 11/12/20, 144A	A3/A-	500	529,257
Union Carbide Corp., Sr. Unsec. Notes, 7.75%, 10/01/96	Baa2/BBB	2,000	2,667,665

			4,649,396

CONSUMER PRODUCTS (1.26%)
Ashtead Capital Inc., Sec. Notes, 4.125%, 08/15/25, 144A(b)	Ba2/BBB-	353	363,590
Reckitt Benckiser Treasury Services PLC, Co. Gty., 3.00%, 06/26/27, 144A(b)	A3/A-	1,433	1,416,040
Reynolds American, Inc., Co. Gty., 4.45%, 06/12/25(b)	Baa2/BBB+	1,000	1,071,839

			2,851,469

DIVERSIFIED FINANCIAL SERVICES (12.55%)
Bank of America Corp., Sr. Unsec. Notes, 5.625%, 07/01/20	Baa1/BBB+	190	206,937
Bank of America Corp., Sr. Unsec. Notes, 5.875%, 01/05/21	Baa1/BBB+	500	553,727
Bank of America Corp., Sub. Notes, 4.45%, 03/03/26	Baa3/BBB	1,764	1,864,963
Barclays PLC, Sub. Notes, 4.836%, 05/09/28(b)	Baa3/BB+	906	938,553
CDP Financial, Inc., Co. Gty., 4.40%, 11/25/19, 144A	Aaa/AAA	400	421,126
Citigroup, Inc., Sr. Unsec. Notes, (3-m LIBOR +1.563%), 3.887%, 01/10/28(b),(c)	Baa1/BBB+	1,100	1,129,250
Citigroup, Inc., Sr. Unsec. Notes, 8.125%, 07/15/39	Baa1/BBB+	70	110,720
Citigroup, Inc., Sub. Notes, 4.60%, 03/09/26	Baa3/BBB	988	1,051,864
Citigroup, Inc., Sub. Notes, 5.30%, 05/06/44	Baa3/BBB	926	1,083,106
Discover Financial Services, Sr. Unsec. Notes, 10.25%, 07/15/19	Ba1/BBB-	200	224,956
GE Capital International Funding, Co. Gty., 4.418%, 11/15/35	A1/AA-	588	639,390
General Electric Co., Jr. Sub. Notes, (3-m LIBOR +3.33%), 5.00%, 01/21/21(b),(c),(d)	A3/A	4,320	4,569,264
General Electric Co., Sr. Unsec. Notes, 6.875%, 01/10/39	A1/AA-	287	420,198
Goldman Sachs Group, Inc., Sr. Unsec. Notes, 3.50%, 11/16/26(b)	A3/BBB+	1,040	1,042,818
Goldman Sachs Group, Inc., Sr. Unsec. Notes, (3-m LIBOR +1.75%), 3.064%, 10/28/27(b),(c)	A3/BBB+	550	572,501
HSBC Capital Funding LP, Co. Gty., (3-m LIBOR +4.98%), 10.176%, 06/30/30, 144A(b),(c),(d)	Baa2/BBB-	2,180	3,464,848
Intesa Sanpaolo SpA, Co. Gty., 3.875%, 01/15/19	Baa1/BBB-	1,100	1,122,921
Intesa Sanpaolo SpA, Sub. Notes, 5.71%, 01/15/26, 144A	Ba1/BB	1,250	1,317,335
JPMorgan Chase & Co., Jr. Sub., (3-m LIBOR +3.47%), 7.90%, 04/30/18(b),(c),(d)	Baa3/BBB-	2,000	2,060,000
Lincoln Finance, Ltd., Sr. Sec. Notes, 7.375%, 04/15/21, 144A(b)	B1/BB+	225	236,813
Nasdaq, Inc., Sr. Unsec. Notes, 3.85%, 06/30/26(b)	Baa2/BBB	1,294	1,331,335
PNC Financial Services Group, Inc., Jr. Sub., (3-m LIBOR +3.30%), 5.00%, 11/01/26(b),(c),(d)	Baa2/BBB-	1,587	1,662,382
UBS AG, Sub. Notes, 7.625%, 08/17/22	NR/BBB+	2,000	2,357,500

			28,382,507

ENERGY (15.12%)
Andeavor, Co. Gty., 4.75%, 12/15/23, 144A(b)	Baa3/BBB-	291	314,020
BG Energy Capital PLC, Co. Gty., (5Yr Swap +5.439%), 6.50%, 11/30/72(b),(c)	WR/A-	3,250	3,267,995
Burlington Resources, Inc., Co. Gty., 9.125%, 10/01/21	Baa1/A-	850	1,050,285
Cimarex Energy Co., Sr. Unsec. Notes, 3.90%, 05/15/27(b)	Baa3/BBB-	413	420,489
CITGO Petroleum Corp., Sr. Sec. Notes, 6.25%, 08/15/22, 144A(b)	B3/B+	2,180	2,245,400
Enbridge Inc., Sr. Unsec. Notes, 5.50%, 12/01/46(b)	Baa2/BBB+	1,496	1,718,465

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
ENERGY (Continued)
Enbridge Inc., Sub. Notes, (3-m LIBOR +3.89%), 6.00%, 01/15/77(b),(c)	Ba1/BBB-	$750	$795,000
Energy Transfer LP/Regency Energy Finance Corp., Co. Gty., 6.50%, 07/15/21(b)	Baa3/BBB-	2,180	2,223,600
EnLink Midstream Partners LP, Jr. Sub. Notes, (3-m LIBOR +4.11%), 6.00%, 12/15/22(b),(c),(d)	Ba3/BB	641	641,515
Enterprise Products Operating LLC, Co. Gty., Series B, (3-m LIBOR +2.68%), 7.034%, 01/15/68(b),(c)	Baa2/BBB-	1,000	1,010,000
Florida Gas Transmission Co. LLC, Sr. Unsec. Notes, 9.19%, 11/01/24, 144A	Baa2/BBB	80	92,872
IFM US Colonial Pipeline 2 LLC, Sr. Sec. Notes, 6.45%, 05/01/21, 144A(b)	NA/BB+	1,000	1,079,903
Kinder Morgan, Inc., Co. Gty., 8.05%, 10/15/30	Baa3/BBB-	1,000	1,209,196
Kinder Morgan, Inc., Co. Gty., 5.55%, 06/01/45(b)	Baa3/BBB-	1,755	1,890,871
Marathon Petroleum Corp., Sr. Unsec. Notes, 4.75%, 09/15/44(b)	Baa2/BBB	1,266	1,259,437
McDermott International Inc., Sec. Notes, 8.00%, 05/01/21, 144A(b)	B2/BB-	1,175	1,213,188
MPLX LP, Sr. Unsec. Notes, 5.20%, 03/01/47(b)	Baa3/BBB-	641	671,118
Panhandle Eastern Pipe Line Co., LP, Sr. Unsec. Notes, 7.00%, 07/15/29	Baa3/BBB-	1,000	1,112,399
Petrobras Global Finance BV, Co. Gty., 7.375%, 01/17/27	B1/BB-	200	220,200
Petrobras Global Finance BV, Co. Gty., 5.299%, 01/27/25, 144A	B1/BB-	799	797,801
Petroleos Mexicanos, Co. Gty., 8.00%, 05/03/19	Baa3/BBB+	250	272,500
Petroleos Mexicanos, Co. Gty., 6.00%, 03/05/20	Baa3/BBB+	750	805,875
Petroleos Mexicanos, Co. Gty., 6.75%, 09/21/47, 144A	Baa3e/BBB+	1,415	1,505,418
Rice Energy, Inc., Co. Gty., 7.25%, 05/01/23(b)	B3/BB-	607	654,042
Sabine Pass Liquefaction LLC, Sr. Sec. Notes, 4.20%, 03/15/28(b)	Baa3/BBB-	1,009	1,017,133
Southern Co. Gas Capital Corp., Co. Gty., 4.40%, 05/30/47(b)	Baa1/A-	1,164	1,202,792
Spectra Energy Partners LP, Sr. Unsec. Notes, 3.375%, 10/15/26(b)	Baa2/BBB+	803	796,727
Valero Energy Corp., Co. Gty., 8.75%, 06/15/30	Baa2/BBB	1,000	1,384,290
Valero Energy Corp., Co. Gty., 10.50%, 03/15/39	Baa2/BBB	500	823,807
Williams Partners LP, Sr. Unsec. Notes, 4.30%, 03/04/24(b)	Baa3/BBB	1,670	1,761,720
Williams Partners LP, Sr. Unsec. Notes, 4.00%, 09/15/25(b)	Baa3/BBB	730	746,668

			34,204,726

FOOD AND BEVERAGE (1.82%)
Anheuser-Busch InBev Finance, Inc., Co. Gty., 3.70%, 02/01/24	A3/A-	795	834,588
Anheuser-Busch InBev Finance, Inc., Co. Gty., 4.70%, 02/01/36(b)	A3/A-	645	711,134
Anheuser-Busch InBev Finance, Inc., Co. Gty., 4.90%, 02/01/46(b)	A3/A-	756	853,953
Anheuser-Busch InBev Worldwide, Inc., Co. Gty., 7.75%, 01/15/19	A3/A-	325	348,976
Anheuser-Busch InBev Worldwide, Inc., Co. Gty., 8.20%, 01/15/39	A3/A-	27	42,479
Constellation Brands Inc., Co. Gty., 2.70%, 05/09/22(b)	Baa3/BBB-	343	344,171
Kroger Co., Sr. Unsec. Notes, 3.70%, 08/01/27(b)	Baa1/BBB	1,003	989,936

			4,125,237

GAMING, LODGING & LEISURE (0.95%)
Wyndham Worldwide Corp., Sr. Unsec. Notes, 4.50%, 04/01/27(b)	Baa3/BBB-	2,140	2,147,553

HEALTHCARE (0.54%)
Allergan Funding SCS, Co. Gty., 4.75%, 03/15/45(b)	Baa3/BBB	61	65,996
Mylan NV, Co. Gty., 3.95%, 06/15/26(b)	Baa3/BBB-	397	404,187
Mylan NV, Co. Gty., 5.25%, 06/15/46(b)	Baa3/BBB-	169	183,323
Zoetis, Inc., Sr. Unsec. Notes, 3.00%, 09/12/27(b)	Baa1/BBB	574	567,168

			1,220,674

INDUSTRIAL (1.85%)
Heathrow Funding, Ltd., Sr. Sec. Notes, 4.875%, 07/15/23, 144A	NA/A-	200	213,931
Northrop Grumman Space & Mission Systems Corp., Co. Gty., 7.75%, 06/01/29	Baa1/BBB+	500	681,389
Penske Truck Leasing Co. LP/ PTL Finance Corp., Sr. Unsec. Notes, 3.40%, 11/15/26, 144A(b)	Baa2/BBB	785	775,434
Steel Dynamics Inc., Co. Gty., 4.125%, 09/15/25, 144A(b)	Ba1/BB+	19	19,154

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
INDUSTRIAL (Continued)
Sydney Airport Finance Co. Property, Ltd., Sr. Sec. Notes, 3.40%, 04/30/25, 144A(b)	Baa2/BBB	$400	$398,985
United Technologies Corp., Sr. Unsec. Notes, 3.75%, 11/01/46(b)	A3/A-	700	675,041
Vale Overseas, Ltd., Co. Gty., 5.875%, 06/10/21	Ba1/BBB-	1,300	1,429,350

			4,193,284

INSURANCE (10.95%)
Allstate Corp., Jr. Sub. Notes, (3-m LIBOR +2.12%), 6.50%, 05/15/67(b),(c)	Baa1/BBB	2,200	2,639,120
American International Group, Inc., Jr. Sub. Notes, (3-m LIBOR +4.195%), 8.175%, 05/15/68(b),(c)	Baa2/BBB-	2,500	3,406,250
Brighthouse Financial, Inc., Sr. Unsec. Notes, 4.70%, 06/22/47, 144A(b)	Baa3/BBB+	1,052	1,027,660
Farmers Exchange Capital, Sub. Notes, 7.20%, 07/15/48, 144A	Baa2/BBB+	2,250	2,925,565
Guardian Life Insurance Co. of America, Sub. Notes, 7.375%, 09/30/39, 144A	A1/AA-	108	154,228
Liberty Mutual Group, Inc., Co. Gty., (3-m LIBOR +7.12%), 10.75%, 06/15/88, 144A(b),(c)	Baa3/BB+	1,000	1,640,000
Liberty Mutual Group, Inc., Sr. Unsec. Notes, (3-m LIBOR +2.905%), 4.225%, 03/07/67, 144A(b),(c)	Baa3/BB+	1,530	1,495,575
Liberty Mutual Group, Inc., Sr. Unsec. Notes, 7.00%, 03/15/34, 144A	Baa2/BBB	250	324,682
Massachusetts Mutual Life Insurance Co., Sub. Notes, 4.90%, 04/01/77, 144A	NA/AA-	980	1,061,603
Massachusetts Mutual Life Insurance Co., Sub. Notes, 8.875%, 06/01/39, 144A	A1/AA-	151	244,903
MetLife, Inc., Jr. Sub. Notes, 9.25%, 04/08/68, 144A(b)	Baa2/BBB	500	742,500
MetLife, Inc., Jr. Sub. Notes, 6.40%, 12/15/66(b)	Baa2/BBB	637	734,143
MetLife, Inc., Jr. Sub. Notes, 10.75%, 08/01/69(b)	Baa2/BBB	1,000	1,672,500
Nationwide Mutual Insurance Co., Sub. Notes, 8.25%, 12/01/31, 144A	A3/A-	500	714,637
Nationwide Mutual Insurance Co., Sub. Notes, 9.375%, 08/15/39, 144A	A3/A-	215	356,692
New York Life Insurance Co., Sub. Notes, 6.75%, 11/15/39, 144A	Aa2/AA-	103	143,296
Pricoa Global Funding Inc., Sec. Notes, 2.45%, 09/21/22, 144A	A1/AA-	608	609,178
Prudential Financial, Inc., Jr. Sub. Notes, (3-m LIBOR +3.04%), 5.20%, 03/15/44(b),(c)	Baa2/BBB+	2,500	2,657,812
SAFG Retirement Services, Inc., Sr. Unsec. Notes, 8.125%, 04/28/23	Baa1/BBB+	1,800	2,221,925

			24,772,269

MEDIA (9.59%)
21st Century Fox America, Inc., Co. Gty., 7.90%, 12/01/95	Baa1/BBB+	1,400	1,931,445
Comcast Corp., Co. Gty., 7.05%, 03/15/33	A3/A-	2,000	2,738,825
Cox Communications, Inc., Sr. Unsec. Notes, 6.80%, 08/01/28	Baa2/BBB	1,500	1,778,496
Cox Enterprises, Inc., Sr. Unsec. Notes, 7.375%, 07/15/27, 144A	Baa2/BBB-	500	616,171
Discovery Communications LLC, Co. Gty., 5.00%, 09/20/37(b)	Baa3/BBB-	374	379,764
Grupo Televisa SAB, Sr. Unsec. Notes, 6.625%, 01/15/40	Baa1/BBB+	159	193,358
Hearst Television, Inc., Sr. Unsec. Notes, 7.00%, 01/15/18	WR/NR	1,000	1,010,000
Historic TW, Inc., Co. Gty., 9.15%, 02/01/23	Baa2/BBB	3,000	3,867,832
RELX, Inc., Sr. Unsec. Notes, 8.875%, 06/01/22	WR/BBB+	2,000	2,399,429
SFR Group SA, Sr. Sec. Notes, 6.25%, 05/15/24, 144A(b)	B1/B+	1,780	1,879,680
Sirius XM Radio, Inc., Co. Gty., 5.00%, 08/01/27, 144A(b)	Ba3/BB	518	528,360
Time Warner Entertainment Co., LP, Sr. Sec. Notes, 8.375%, 07/15/33	Ba1/BBB-	1,360	1,848,606
VTR Finance BV, Sr. Sec. Notes, 6.875%, 01/15/24, 144A(b)	B1/B+	2,375	2,514,887
World Color Press, Inc., Escrow Notes, 0.00% – 12/01/43(e)	NA/NA	1,000	—

			21,686,853

MINING (2.15%)
Anglo American Capital PLC, Co. Gty., 9.375%, 04/08/19, 144A	Baa3/BBB-	500	552,635
BHP Billiton Finance USA, Ltd. Co. Gty., (5Yr Swap +5.093%), 6.75%, 10/19/75, 144A(b),(c)	Baa2/BBB+	972	1,144,530
First Quantum Minerals Ltd., Co. Gty., 7.25%, 04/01/23, 144A(b)	B3/B-	538	554,140
FMG Resources, Ltd., Co. Gty., 4.75%, 05/15/22, 144A(b)	Ba2/BB	120	121,500
Teck Resources, Ltd., Co. Gty., 6.00%, 08/15/40(b)	Ba3/BB	1,000	1,085,000

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
MINING (Continued)
Teck Resources, Ltd., Co. Gty., 5.20%, 03/01/42(b)	Ba3/BB	$1,415	$1,407,925

			4,865,730

PAPER (1.70%)
Smurfit Kappa Treasury Funding, Ltd., Co. Gty., 7.50%, 11/20/25	Ba1/BB+	2,000	2,437,200
WestRock LLC, Co. Gty., 8.20%, 01/15/30	Baa2/BBB	1,000	1,401,110

			3,838,310

RETAIL & RESTAURANT (0.57%)
McDonald’s Corp., Sr. Unsec. Notes, 3.70%, 01/30/26(b)	Baa1/BBB+	146	152,115
Rite Aid Corp., Co. Gty., 6.125%, 04/01/23, 144A(b)	B3/B-	1,180	1,146,075

			1,298,190

TECHNOLOGY (1.66%)
j2 Cloud Services LLC, Co. Gty., 6.00%, 07/15/25, 144A(b)	Ba3/BB	564	590,085
NXP Funding LLC, Sr. Unsec. Notes, 3.875%, 09/01/22, 144A	Ba1/BBB-	2,213	2,307,053
QUALCOMM, Inc., Sr. Unsec. Notes, 3.25%, 05/20/27(b)	A1/A	861	868,212

			3,765,350

TELECOMMUNICATIONS (6.81%)
Altice Financing SA, Sr. Sec. Notes, 6.625%, 02/15/23, 144A(b)	B1/BB-	200	212,000
AT&T Inc., Sr. Unsec. Notes, 4.50%, 05/15/35(b)	Baa1/BBB+	1,750	1,727,752
AT&T Inc., Sr. Unsec. Notes, 4.75%, 05/15/46(b)	Baa1/BBB+	425	408,719
Bharti Airtel International Netherlands BV, Co. Gty., 5.35%, 05/20/24, 144A	Baa3/BBB-	2,625	2,800,474
Centel Capital Corp., Co. Gty., 9.00%, 10/15/19	Ba1/BBB-	1,000	1,112,235
Deutsche Telekom International Finance BV, Co. Gty., 8.75%, 06/15/30	Baa1/BBB+	2,000	2,937,315
Digicel, Ltd., Sr. Unsec. Notes, 6.00%, 04/15/21, 144A(b)	B1/NA	500	488,070
Frontier Communications Corp., Sr. Unsec. Notes, 8.125%, 10/01/18	B2/B	500	505,000
Qwest Corp., Sr. Unsec. Notes, 6.875%, 09/15/33(b)	Ba1/BBB-	928	908,147
Qwest Corp., Sr. Unsec. Notes, 7.25%, 10/15/35(b)	Ba1/BBB-	500	500,171
Sprint Capital Corp., Co. Gty., 6.875%, 11/15/28	B3/B	500	560,000
Sprint Capital Corp., Co. Gty., 8.75%, 03/15/32	B3/B	1,000	1,278,750
Verizon Communications, Inc., Sr. Unsec. Notes, 4.812%, 03/15/39	Baa1/BBB+	1,898	1,959,319

			15,397,952

TRANSPORTATION (4.12%)
American Airlines, Pass Through Certs., Series 2013-2, Class B, 5.60%, 01/15/22, 144A	NA/BBB-	1,769	1,852,621
American Airlines, Pass Through Certs., Series 2017-1, Class AA, 3.65%, 08/15/30	Aa3/NA	1,102	1,133,407
American Airlines, Pass Through Certs., Series 2017-2, Class AA, 3.35%, 04/15/31	Aa3/NA	1,587	1,606,838
BNSF Funding Trust I, Co. Gty., (3-m LIBOR +2.35%), 6.613%, 12/15/55(b),(c)	Baa2/A-	250	286,875
British Airways, Pass Through Certs., Series 2013-1, Class B, 5.625%, 12/20/21, 144A	A3/BBB+	870	908,865
Continental Airlines, Pass Through Certs., Series 1999-1, Class B, 6.795%, 02/02/20	Ba1/BBB	23	23,535
Continental Airlines, Pass Through Certs., Series 2000-1, Class A1, 8.048%, 05/01/22	Baa1/A-	359	397,154
Continental Airlines, Pass Through Certs., Series 2000-2, Class A1, 7.707%, 10/02/22	Baa1/BBB	429	462,654
Delta Air Lines, Pass Through Certs, Series 1993, Class A2, 10.50%, 04/30/16(b),(e)	WR/NR	330	27,210
ERAC USA Finance LLC, Co. Gty., 7.00%, 10/15/37, 144A	Baa1/BBB+	1,500	1,973,015
Federal Express Corp., Pass Through Certs., Series 1996, Class B2, 7.84%, 01/30/18(b)	Baa1/BBB	256	260,088
United Airlines, Pass Through Certs., Series 2013-1, Class B, 5.375%, 02/15/23	NA/BBB-	363	380,767

			9,313,029

UTILITIES (7.67%)
Black Hills Corp., Sr. Unsec. Notes, 3.95%, 01/15/26(b)	Baa2/BBB	1,082	1,123,610
Duquesne Light Holdings, Inc., Sr. Unsec. Notes, 6.40%, 09/15/20, 144A	Baa3/BBB-	1,000	1,111,203

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
UTILITIES (Continued)
Electricite de France SA, Jr. Sub. Notes, (10Yr Swap +3.709%), 5.25%, 01/29/23, 144A(b),(c),(d)	Baa3/BB	$2,000	$2,075,620
Enel Finance International NV, Co. Gty., 4.75%, 05/25/47, 144A	Baa2/BBB	1,130	1,195,997
Exelon Corp., Sr. Unsec. Notes, 3.40%, 04/15/26(b)	Baa2/BBB-	505	507,803
FirstEnergy Corp., Sr. Unsec. Notes, 4.85%, 07/15/47(b)	Baa3/BB+	1,570	1,647,629
Hydro-Quebec, 8.25%, 04/15/26	Aa2/AA-	1,550	2,072,144
IPALCO Enterprises Inc., Sr. Sec. Notes, 3.70%, 09/01/24, 144A(b)	Baa3/BB+	568	569,391
Kansas City Power & Light Co., Sr. Unsec. Notes, 4.20%, 06/15/47(b)	Baa1/BBB+	917	952,625
MidAmerican Funding LLC, Sr. Sec. Notes, 6.927%, 03/01/29	A2/A-	500	657,697
NextEra Energy Capital Holding, Inc., Co. Gty., Series D, (3-m LIBOR +3.348%), 4.664%, 09/01/67(b),(c)	Baa2/BBB	1,250	1,251,428
Ohio Power Co., Sr. Unsec. Notes, 5.375%, 10/01/21	A2/A-	1,000	1,112,836
Southern Co. Gas Capital Corp. Co. Gty., 5.875%, 03/15/41(b)	Baa1/A-	992	1,201,434
Southern Co. Gas Capital Corp. Co. Gty., 3.95%, 10/01/46(b)	Baa1/A-	539	514,612
Toledo Edison Co., 7.25%, 05/01/20	Baa1/BBB+	80	88,331
Transelec SA, Sr. Unsec. Notes, 4.25%, 01/14/25, 144A(b)	Baa1/BBB	750	779,641
Transelec SA, Sr. Unsec. Notes, 3.875%, 01/12/29, 144A(b)	Baa1/BBB	490	487,550

			17,349,551

TOTAL CORPORATE DEBT SECURITIES (Cost of $166,220,082)			186,142,854

ASSET BACKED SECURITIES (10.28%)
Antares Ltd., Series 2017-1A, Class C, (3-m LIBOR +3.10%), 4.281%, 07/20/28, 144A(b),(c)	NR/A	1,093	1,096,936
Arbor Realty Commercial Real Estate Notes, Ltd. Series 2017-FL2, Class A, (1-m LIBOR +0.99%), 2.217%, 08/15/27, 144A(b),(c)	Aaa/NA	623	628,185
AVIS Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class A, 2.63%, 12/20/21, 144A(b)	Aaa/NA	1,605	1,605,227
Carlyle Global Market Strategies, Series 2014-3A, Class BR, (3-m LIBOR +2.15%), 3.467%, 07/27/26, 144A(b),(c)	A1/NA	2,500	2,547,500
CPS Auto Receivables Trust, Series 2015-C, Class B, 2.55%, 02/18/20, 144A(b)	NA/AAA	935	938,074
DB Master Finance LLC, Series 2017-1A, Class A2I, 3.629%, 11/20/47, 144A(b)	NA/(P)BBB	336	335,966
Domino’s Pizza Master Issuer LLC, Series 2015-1A, Class A21, 3.484%, 10/25/45, 144A	NA/BBB+	1,234	1,247,287
DRB Prime Student Loan Trust, Series 2016-B, Class A2, 2.89%, 06/25/40, 144A(b)	Aaa/NA	429	430,852
DRB Prime Student Loan Trust, Series 2017-A, Class A2B, 2.85%, 05/27/42, 144A(b)	Aaa/NA	2,130	2,135,664
Drive Auto Receivables Trust, Series 2016-CA, Class B, 2.37%, 11/16/20, 144A(b)	Aaa/AA	676	678,621
DT Auto Owner Trust, Series 2017-3A, Class B, 2.40%, 05/17/21, 144A(b)	NA/AA	662	661,474
Golub Capital Partners Ltd., Series 2017-19RA, Class B, (3-m LIBOR +2.55%), 3.742%, 07/26/29, 144A(b),(c)	A2/NA	1,935	1,943,262
IVY Hill Middle Market Credit Fund XII Ltd., Series 12A, Class B, (3-m LIBOR +3.00%), 4.313%, 07/20/29, 144A(b),(c)	A3/NR	866	870,945
NextGear Floorplan Master Owner Trust, Series 2017-1A, Class A2, 2.54%, 04/18/22, 144A(b)	Aaa/AAA	1,460	1,461,656
Option One Mortgage Loan Trust, Series 2007-FXD2, Class 2A1, 5.90%, 03/25/37(b),(f)	Ca/AA	37	33,614
Renaissance Home Equity Loan Trust, Series 2006-3, Class AF2, 5.58%, 11/25/36(b),(f)	C/CCC	144	80,954
Small Business Administration Participation Certificates, Series 2010-20F, Class 1, 3.88%, 06/01/30	Aaa/AA+	139	146,297
Sofi Consumer Loan Program LLC, Series 2017-3, Class A, 2.77%, 05/25/26, 144A(b)	NA/AA	1,668	1,675,087
Sofi Professional Loan Program Ltd., Series 2017-C, Class B, 3.56%, 07/25/40, 144A(b),(c)	NA/A+	1,099	1,098,115
Spirit Master Funding LLC, Series 2014-2A, Class A, 5.76%, 03/20/41, 144A(b)	NA/A+	1,559	1,641,832
TAL Advantage LLC, Series 2014-2A, Class A1, 1.70%, 05/20/39, 144A(b)	NA/A	75	74,469

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
ASSET BACKED SECURITIES (Continued)
Textainer Marine Containers V Ltd., Series 2017-1A, Class A, 3.72%, 05/20/42, 144A(b)	NA/A	$682	$690,686
Triton Container Finance IV LLC, Series 2017-2A, Class A, 3.62%, 08/20/42, 144A(b)	NA/A	1,226	1,224,576

TOTAL ASSET BACKED SECURITIES (Cost of $23,176,922)			23,247,279

COMMERCIAL MORTGAGE-BACKED SECURITIES (3.70%)
CGGS Commercial Mortgage Trust, Series 2016-RNDA, Class DFX, 4.387%, 02/10/33, 144A	Baa2/NA	553	557,451
CGMS Commercial Mortgage Trust, Series 2017-MDRB, Class A, (1-m LIBOR +1.10%), 2.334%, 07/15/30, 144A(c)	NA/AAA	137	136,566
Citigroup Commercial Mortgage Trust, Series 2013-375P, Class D, 3.635%, 05/10/35, 144A(c)	Baa1/NA	2,000	1,995,879
Citigroup Commercial Mortgage Trust, Series 2016-P6, Class C, 4.431%, 12/10/49(b),(c)	NR/NA	367	366,275
FREMF Mortgage Trust, Series 2015-K44, Class B, 3.81%, 01/25/48, 144A(b),(c)	NA/NA	535	538,980
FREMF Mortgage Trust, Series 2015-K45, Class B, 3.714%, 04/25/48, 144A(b),(c)	NA/NA	1,270	1,271,853
LMREC Inc., Series 2016-CRE2, Class A, (1-m LIBOR +1.70%), 2.936%, 11/24/31, 144A(b),(c)	Aaa/NA	689	693,320
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-CKSV, Class C, 4.432%, 10/15/30, 144A(c)	NA/A	2,710	2,736,613
MSDB Trust, Series 2017-712F, Class C, 3.749%, 07/11/39, 144A(c)	NA/A-	82	82,397

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost of $8,240,961)			8,379,334

RESIDENTIAL MORTGAGE-BACKED SECURITIES (0.25%)
FHLMC Pool # A15675, 6.00%, 11/01/33	Aaa/AA+	105	118,181
FHLMC Pool # G00182, 9.00%, 09/01/22(g)	Aaa/AA+	—	153
FNMA Pool # 754791, 6.50%, 12/01/33	Aaa/AA+	243	270,369
FNMA Pool # 763852, 5.50%, 02/01/34	Aaa/AA+	132	147,522
GNSF Pool # 194228, 9.50%, 11/15/20	Aaa/AA+	5	4,839
GNSF Pool # 307527, 9.00%, 06/15/21	Aaa/AA+	7	7,718
GNSF Pool # 417239, 7.00%, 02/15/26	Aaa/AA+	7	7,241
GNSF Pool # 780374, 7.50%, 12/15/23	Aaa/AA+	4	4,102

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost of $464,130)			560,125

MUNICIPAL BONDS (1.19%)
Municipal Electric Authority of Georgia, Build America Bonds-Taxable-Plant Vogle Units 3&4, Series J, Revenue Bond, 6.637%, 04/01/57	A2/A+	175	221,155
San Francisco City & County Public Utilities Commission, Water Revenue, Build America Bonds, 6.00%, 11/01/40	Aa3/AA-	145	181,294
State of California, Build America Bonds, GO, 7.625%, 03/01/40	Aa3/AA-	1,500	2,298,510

TOTAL MUNICIPAL BONDS (Cost of $1,856,585)			2,700,959

U.S. TREASURY SECURITIES (0.59%)
U.S. Treasury Inflation Indexed Bonds, 1.00%, 02/15/46	Aaa/AA+	560	568,048
U.S. Treasury Note, 1.625%, 08/31/22	Aaa/AA+	776	764,936

TOTAL U.S. TREASURY SECURITIES (Cost of $1,337,760)			1,332,984

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Principal Amount (000’s)	Value (Note 1)
PREFERRED STOCK (1.19%)
CoBank ACB, Series F, 6.250%, (3-m LIBOR +4.557%)(b),(c)	$20,000	$2,154,376
US BANCORP, Series A, 3.500%, (3-m LIBOR +1.02%)(b),(c)	615	548,571

TOTAL PREFERRED STOCK (Cost of $2,521,650)		2,702,947

TOTAL INVESTMENTS (99.48%)
(Cost $203,818,090)		225,066,482

OTHER ASSETS AND LIABILITIES (0.52%)		1,168,793

NET ASSETS (100.00%)		$226,235,275

(a)	Ratings for debt securities are unaudited. All ratings are as of September 30, 2017 and may have changed subsequently.
(b)	This security is callable.
(c)

Variable rate security. Rate disclosed is as of September 30, 2017. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)	Security is perpetual. Date shown is next call date.
(e)	Investment was in default as of September 30, 2017.
(f)	Multi-Step Coupon. Rate disclosed is as of September 30, 2017.
(g)	Principal amount less than $1,000.
144A	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At September 30, 2017, these securities amounted to $83,309,421 or 39.03% of net assets.

Legend

Certs. - Certificates

Co. Gty. - Company Guaranty

FHLMC - Federal Home Loan Mortgage Corp.

FNMA - Federal National Mortgage Association

FREMF - Freddie Multi-Family

GNSF - Government National Mortgage Association (Single Family)

GO - General Obligation

Jr. - Junior

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

Ltd. - Limited

NA - Not Available

Sec. - Secured

Sr. - Senior

Sub. - Subordinated

Unsec. - Unsecured

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

September 30, 2017

Assets:
Investment in securities, at value (amortized cost $203,818,090) (Note 1)	$225,066,482
Cash	2,342,844
Receivables for investments sold	248,700
Interest receivable	2,819,299
Dividend receivable	36,751
Prepaid expenses	31,788

TOTAL ASSETS	230,545,864

Liabilities:
Distribution payable	2,142,007
Securities purchased	1,958,623
Payable to Investment Adviser	82,832
Payable to administration and accounting	16,180
Payable to transfer agency	11,998
Payable to custodian	2,335
Accrued expenses payable	96,614

TOTAL LIABILITIES	4,310,589

Net assets: (equivalent to $21.12 per share based on 10,710,035 shares of capital stock outstanding)	$226,235,275

NET ASSETS consisted of:
Par value	$107,100
Capital paid-in	206,576,085
Accumulated net investment loss	(2,721,721)
Accumulated net realized gain on investments	1,025,419
Net unrealized appreciation on investments	21,248,392

$226,235,275

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (Unaudited)

For the six months ended September 30, 2017

Investment Income:
Interest		$5,535,151
Dividends		73,442

Total Investment Income		5,608,593

Expenses:
Investment advisory fees (Note 4)	$504,485
Administration fees	96,708
Transfer agent fees	24,736
Trustees’ fees (Note 4)	57,908
Audit fees	12,534
Legal fees and expenses	38,710
Reports to shareholders	38,500
Custodian fees	11,654
Insurance	19,972
NYSE fee	13,133
Miscellaneous	28,160

Total Expenses		846,500

Net Investment Income		4,762,093

Realized and unrealized gain (loss) on investments:
Net realized gain from security transactions		1,246,554

Unrealized appreciation (depreciation) of investments:
Beginning of the period		16,853,588
End of the period		21,248,392

Change in unrealized appreciation of investments		4,394,804

Net realized and unrealized gain on investments		5,641,358

Net increase in net assets resulting from operations		$10,403,451

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended September 30, 2017 (Unaudited)	Year ended March 31, 2017
Increase (decrease) in net assets:
Operations:
Net investment income	$4,762,093	$9,378,353
Net realized gain from security transactions (Note 2)	1,246,554	1,249,135
Change in unrealized appreciation of investments	4,394,804	4,934,240

Net increase in net assets resulting from operations	10,403,451	15,561,728

Distributions:
Distributions to shareholders from net investment income	(6,426,021)	(9,638,349)

Fund Share Transactions:
Increase from shares issued under the dividend and distribution investment plan	—	30,298

Increase in net assets	3,977,430	5,953,677
Net Assets:
Beginning of period	222,257,845	216,304,168

End of period	$226,235,275	$222,257,845

Accumulated net investment loss	$(2,721,721)	$(1,057,793)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	Six months ended September 30, 2017 (Unaudited)		Year ended March 31,
			2017	2016	2015	2014	2013
Per Share Operating Performance
Net asset value, beginning of period	$20.75		$20.20	$21.52	$21.10	$21.53	$20.39

Net investment income	0.44		0.88	0.93	0.98	1.05	1.06
Net realized and unrealized gain (loss) on investments	0.53		0.57	(1.23)	0.50	(0.42)	1.16

Total from investment operations	0.97		1.45	(0.30)	1.48	0.63	2.22

Capital share transaction:
Impact of capital share transactions	—		— (1)	—	—	—	—

Less distributions:
Dividends from net investment income	(0.60)		(0.90)	(1.02)	(1.06)	(1.06)	(1.08)

Total distributions	(0.60)		(0.90)	(1.02)	(1.06)	(1.06)	(1.08)

Net asset value, end of period	$21.12		$20.75	$20.20	$21.52	$21.10	$21.53

Per share market price, end of period	$20.10		$19.16	$19.14	$20.01	$19.42	$20.06

Total Investment Return(2)
Based on market value	4.81%		4.75%	0.88%	8.67%	2.44%	7.24%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$226,235		$222,258	$216,304	$230,464	$225,979	$230,608
Ratio of expenses to average net assets	0.75	%(3)	0.75%	0.77%	0.74%	0.75%	0.74%
Ratio of net investment income to average net assets	4.21	%(3)	4.24%	4.52%	4.58%	5.08%	5.03%
Portfolio turnover rate	24.42	%(4)	44.32%	26.60%	30.73%	16.10%	20.39%
Number of shares outstanding at the end of the period (in 000’s)	10,710		10,710	10,709	10,709	10,709	10,709

(1)	There is less than $0.01 per share impact for shares reinvested under the dividend reinvestment plan.
(2)

Total investment return is calculated assuming a purchase of common shares at the market price on the first day and a sale at the market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. The total investment return, if for less than a full year, is not annualized. Past performance is not a guarantee of future results.

(3)	Annualized.
(4)	Not annualized.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Significant Accounting Policies – The Insight Select Income Fund (the “Fund”) (formerly Cutwater Select Income Fund), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified closed-end, management investment company. The Fund follows the accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles within the United States of America (“GAAP”).

A.	Security Valuation – In valuing the Fund’s net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security’s principal exchange on the day of valuation. If there are no sales of the relevant security on such day, the security will be valued at the bid price at the time of computation. For securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, the Fund uses recognized industry pricing services – approved by the Board of Trustees (“Board”) and unaffiliated with the Cutwater Investor Services Corp. (the “Adviser”) – and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources.

In the event that market quotations are not readily available, or when such quotations are deemed not to reflect current market value, the securities will be valued at their respective fair value as determined in good faith by the Adviser pursuant to certain procedures and reporting requirements established by the Board. The Adviser considers all relevant facts that are reasonably available when determining the fair value of a security, including but not limited to the last sale price or initial purchase price (if a when issued security) and subsequently adjusting the value based on changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves are utilized. At September 30, 2017, there were no securities valued using fair value procedures.

Fair Value Measurements – The Fund has adopted authoritative fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

• Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

• Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

NOTES TO FINANCIAL STATEMENTS — continued

Following is a description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis as of September 30, 2017.

	Total Market Value at 09/30/17	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
CORPORATE DEBT SECURITIES	$186,142,854	$—	$186,142,854	$—
ASSET BACKED SECURITIES	23,247,279	—	23,247,279	—
COMMERCIAL MORTGAGE-BACKED SECURITIES	8,379,334	—	8,379,334	—
RESIDENTIAL MORTGAGE-BACKED SECURITIES	560,125	—	560,125	—
MUNICIPAL BONDS	2,700,959	—	2,700,959	—
U.S. TREASURY SECURITIES	1,332,984	—	1,332,984	—
PREFERRED STOCK	2,702,947	2,702,947	—	—
TOTAL INVESTMENTS	$225,066,482	$2,702,947	$222,363,535	$—

At the end of each calendar quarter, management evaluates the Level 1, 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities. Pursuant to Fund policy, transfers between levels are considered to have occurred at the beginning of the reporting period. For the six months ended September 30, 2017, there were no transfers between Level 1, Level 2 and Level 3 for the Fund.

Level 3 investments are categorized as Level 3 with values derived utilizing prices from prior transactions or third party pricing information without adjustment (broker quotes, pricing services and net asset values). A significant change in third party pricing information could result in a significantly lower or higher value in such Level 3 investments. As of September 30, 2017, the Fund did not hold any Level 3 securities.

When-Issued Securities – The Fund may enter into commitments to purchase securities on a forward or when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. In the Fund’s case, these securities are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date. The Fund does not pay for such securities prior to the settlement date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates. The Fund will enter into these commitments with the intent of buying the security but may dispose of such security prior to settlement. At the time the commitment is entered into, the Fund will establish and maintain a segregated account in an amount sufficient to cover the obligation under the when-issued contract. At the time the Fund makes the commitment to purchase securities on a when-issued basis, it will record the

NOTES TO FINANCIAL STATEMENTS — continued

transaction and thereafter reflect the value of such security purchased in determining its NAV. At the time of delivery of the security, its value may be more or less than the fixed purchase price.

B.	Determination of Gains or Losses on Sale of Securities – Gains or losses on the sale of securities are calculated for financial reporting purposes and for federal tax purposes using the identified cost basis. The identified cost basis for financial reporting purposes differs from that used for federal tax purposes in that the amortized cost of the securities sold is used for financial reporting purposes and the original cost of the securities sold is used for federal tax purposes, except for those instances where tax regulations require the use of amortized cost.

C.	Federal Income Taxes – It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years March 31, 2014-2016) or expected to be taken on the Fund’s 2017 tax return, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

D.	Other – Security transactions are accounted for on the trade date. Interest income is accrued daily. Premiums and discounts are amortized using the interest method. Paydown gains and losses on mortgage-backed and asset-backed securities are presented as an adjustment to interest income. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E.	Distributions to Shareholders and Book/Tax Differences – Distributions of net investment income will be made quarterly. Distributions of any net realized capital gains will be made annually. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for amortization of market premium and accretion of market discount.

Distributions during the fiscal years ended March 31, 2017 and 2016 were characterized as follows for tax purposes:

	Ordinary Income	Return of Capital	Capital Gain	Total Distribution
FY 2017	$ 9,638,349	$ —	$ —	$ 9,638,349
FY 2016	$10,869,226	$ —	$ —	$10,869,226

At March 31, 2017, the components of distributable earnings on a tax basis were as follows:

Total	Accumulated Ordinary Income	Capital Loss Carryforward and Other	Late Year Losses Deferred	Net Unrealized Appreciation
$15,574,660	$300,438	$(61,753)	$(100,969)	$15,436,944

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the

NOTES TO FINANCIAL STATEMENTS — continued

provisions of the Act are in effect for the Fund’s fiscal year ended March 31, 2012. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers may be utilized. Under the Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law, where capital losses could be carried forward for up to eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

As of March 31, 2017, the capital loss carryovers available to offset possible future capital gains and the expiration dates from pre-enactment taxable years were as follows:

Amount	Expiration Date
$61,753	2018

Capital loss carryforwards are subject to usage limitations. During the year ended March 31, 2017, capital loss carryforwards in the amount of $870,019 were utilized and $9,611,147 were expired off and cannot be used going forward.

Under current laws, certain capital losses realized after October 31 and certain ordinary losses realized after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2017, the Fund elected to defer short-term capital losses of $100,969.

At September 30, 2017, the following table shows for federal tax purposes the aggregate cost of investments, the net unrealized appreciation of those investments, the aggregate gross unrealized appreciation of all securities with an excess of market value over tax cost and the aggregate gross unrealized depreciation of all securities with an excess of tax cost over market value:

Aggregate Tax Cost	Net Unrealized Appreciation	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)
$203,818,090	$21,248,392	$21,849,202	($600,810)

The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the differing treatments for wash sales, amortization of market premium and accretion of market discount.

F.	Use of Estimates in the Preparation of Financial Statements – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 – Portfolio Transactions – The following is a summary of the security transactions, other than short-term investments, for the six months ended September 30, 2017:

	Cost of Purchases	Proceeds from Sales or Maturities
U.S. Government Securities	$13,712,612	$14,969,690
Other Investment Securities	$48,972,151	$38,856,284

NOTES TO FINANCIAL STATEMENTS — continued

Note 3 – Capital Stock – At September 30, 2017, there were an unlimited number of shares of beneficial interest ($0.01 par value) authorized, with 10,710,035 shares issued and outstanding.

Note 4 – Investment Advisory Contract, Accounting and Administration, Custodian, Transfer Agent and Trustee Compensation – Cutwater Investor Services Corp. serves as Investment Adviser to the Fund. The Adviser is entitled to a fee at the annual rate of 0.50% on the first $100 million of the Fund’s month-end net assets and 0.40% on the Fund’s month-end net assets in excess of $100 million.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), a member of The Bank of New York Mellon Corporation, provides accounting and administrative services to the Fund. The Bank of New York Mellon is the Fund’s custodian responsible for the custody of Fund’s assets. BNY Mellon is the contractual Transfer Agent to the Fund and has subcontracted with Computershare to provide transfer agency services to the Fund.

The Adviser is a wholly owned subsidiary of The Bank of New York Mellon Corporation. The Adviser works closely with and is administered by Insight Investment Management (Global) Limited (“Insight”), another of The Bank of New York Mellon Corporation’s investment management subsidiaries. The Adviser is subject to The Bank of New York Mellon Corporation’s Code of Conduct and various policies and procedures designed to address the potential for conflicts of interest that may arise in connection with Cutwater’s status as an affiliated person of The Bank of New York Mellon Corporation and its subsidiaries.

The Trustees of the Fund receive an annual retainer, meeting fees and out of pocket expenses for meetings attended. The aggregate remuneration paid to the Trustees by the Fund during the six months ended September 30, 2017 was $57,908. Certain officers of the Fund are also officers and/or employees of the investment adviser. None of the Fund’s officers receives compensation from the Fund. As of September 30, 2017, there were no amounts due to the Trustees.

Note 5 – Dividend and Distribution Reinvestment – In accordance with the terms of the Amended and Restated Automatic Dividend Investment Plan (the “Plan”), for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at the net asset value if on the Friday preceding the payment date (the “Valuation Date”) the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the six months ended September 30, 2017, the Fund did not issue any shares under this Plan.

Note 6 – Subsequent Event – Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

SHAREHOLDER INFORMATION (Unaudited)

BOARD CONSIDERATION OF RENEWAL OF INVESTMENT ADVISORY CONTRACT

During the semi-annual period ended September 30, 2017, at an in-person meeting held on September 13, 2017, the Board of Trustees (“Board” or “Trustees”), including a majority of those trustees who are not “interested persons” as such term is defined in the 1940 Act (“Independent Trustees”), unanimously approved the continuation for an additional one-year period of the existing investment advisory agreement effective January 2, 2015 (the “Agreement”) between the Cutwater Select Income Fund (the “Fund”) and Cutwater Investor Services Corp. (the “Adviser”). The Adviser is a wholly owned subsidiary of The Bank of New York Mellon (“BNY Mellon”). The Agreement had an initial term of two years and may be continued from year to year thereafter if specifically approved at least annually by the “vote of a majority of the outstanding voting securities” of the Fund or by the Board and, in either event, by the vote of a majority of the Trustees who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for such purpose.

Before meeting to determine whether to approve the continuance of the Agreement, the Trustees considered information provided by the Adviser in accordance with Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”). The Trustees considered information that the Adviser provided regarding (i) the services performed for the Fund, (ii) the size and qualifications of the Adviser’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio managers’ management of the Fund, (iv) investment performance, (v) the capitalization and financial condition of the Adviser and BNY Mellon, (vi) brokerage selection procedures, (vii) the procedures for allocating investment opportunities between the Fund and other clients of the Adviser, (viii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser’s ability to service the Fund, and (x) the compliance with the Fund’s investment objective, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements. Included with this information was also information regarding the advisory fees received and an analysis of those fees in relation to the delivery of services to the Fund, the costs of providing such services, the profitability of the Adviser in general and as a result of the fees received from the Fund and any other ancillary benefit resulting from the Adviser’s relationship with the Fund. The Trustees also received a copy of the Agreement and the Adviser’s current Form ADV. The Trustees were provided with a memorandum from legal counsel regarding the legal standard applicable to their review of the Agreement. The Trustees reviewed comparative performance data, comparative statistics and fee data for the Fund relative to other investment grade corporate bond closed-end funds with similar investment objectives, strategies and policies (the “Peer Group”).

Representatives of the Adviser joined the September 13, 2017 meeting to discuss the Adviser’s history, performance, investment strategy, and compliance program in connection with the renewal of the Agreement. The Trustees considered and weighed the above information based upon their accumulated experience in governing the Fund and working with the Adviser on matters relating to the Fund. During its deliberations on whether to approve the continuance of the Agreement, the Trustees considered many factors. In addition to the information provided by the Adviser as described above, the Trustees also considered all other factors they believed to be relevant to evaluating the Agreement. In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors. However, the Trustees determined that the overall arrangements with the Adviser with respect to the Fund, as provided in the Agreement, including the investment advisory fees, are fair and reasonable in light of the services to be performed, expenses incurred and such other matters as the Trustees considered relevant. In making their decision, the Trustees gave attention to the information furnished by the Adviser. The following discussion, however, identifies the primary factors taken into account by the Trustees and the conclusions reached in approving the Agreement.

SHAREHOLDER INFORMATION (Unaudited) — continued

Nature, Extent, and Quality of Services. The Trustees considered the services provided by the Adviser to the Fund. The Trustees considered the Adviser’s personnel and the depth of personnel who possess the experience to provide investment management services to the Fund. Based on the information provided by the Adviser, the Trustees concluded that (i) the nature, extent and quality of the services provided by the Adviser are appropriate and consistent with the terms of the Agreement, (ii) the quality of those services has been consistent with industry norms, (iii) the Fund is likely to benefit from the continued provision of those services by the Adviser, (iv) the Adviser has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and has demonstrated its continuing ability to attract and retain qualified personnel, and (v) the satisfactory nature, extent, and quality of services currently provided to the Fund and its shareholders is likely to continue.

Investment Performance. The Trustees considered the overall investment performance of the Adviser and the Fund since the Adviser was appointed the Fund’s investment adviser on June 2, 2005. The Trustees reviewed and considered comparative performance data and the Fund’s performance relative to the average performance of the Peer Group and its respective benchmark index, the Barclays Capital U.S. Credit Index, which is comprised primarily of U.S. investment grade corporate bonds (the “Benchmark”). The Trustees noted that the Fund underperformed its Peer Group average for the one year period ended June 30, 2017, and outperformed its Peer Group average, for the three, five year and ten year periods ended June 30, 2017. The Trustees also noted that the Fund outperformed its benchmark index for the one year, three year, five year, and ten year periods ended June 30, 2017.

The Trustees also noted that their review included evaluation of the Fund’s investment performance on an on-going basis throughout the year. The Trustees considered the consistency of performance results and the short-term and long-term performance of the Fund. They concluded, although the Fund underperformed its Peer Group average for certain periods, that it was within an acceptable range of performance relative to other fixed-income closed-end funds with similar investment objectives, strategies and policies.

Comparative Expenses. The Trustees considered the cost of the services provided by the Adviser, the compensation and benefits received by the Adviser in providing services to the Fund, as well as the Adviser’s profitability. The Trustees were provided with and reviewed BNY Mellon’s financial statements for the fiscal year ended December 31, 2016. In addition, the Trustees considered any direct or indirect revenues received by affiliates of the Adviser, noting that The Bank of New York Mellon Corporation and its affiliates provided custodial, transfer agency, and administrative services to the Fund for which the Fund pays service fees. The Trustees were satisfied that the Adviser’s profits were sufficient to continue as a viable concern generally and as investment adviser to the Fund specifically. The Trustees concluded that the Adviser’s fees and profits (if any) derived from its relationship with the Fund in light of the Fund’s expenses were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other investment advisers for managing comparable funds with similar strategies. The Trustees noted that the Fund’s net expense ratio was higher than the average net expense ratio of the Peer Group and that the Fund’s gross expense ratio was higher than the average gross expense ratio of the Peer Group but was not the highest expense ratio within the Peer Group. The Trustees concluded that the overall expense ratio of the Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, and the investment performance of the Fund. On the basis of these considerations, together, with the other information it considered, the Board determined that the investment advisory fee to be received by the Adviser is reasonable in light of the services provided.

Economies of Scale. The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Trustees determined that economies of scale would be achieved at higher asset levels for the Fund

SHAREHOLDER INFORMATION (Unaudited) — continued

to the benefit of Fund shareholders due to break-points reduction in the advisory fee of 10 basis points on assets in excess of $100 million. However, the Trustees noted that the opportunity for asset growth was limited because the Fund is a closed-end fund.

Conclusion. After consideration of all the factors, taking into consideration the information presented at the meetings and deliberating in executive session, the entire Board, including the Independent Trustees, unanimously approved the Agreement for an additional one year period. The Board concluded that the investment advisory fee rate under the Agreement is reasonable in relation to the services provided and that continuation of the Agreement is in the best interests of the shareholders of the Fund. The Trustees also concluded that the investment advisory fees are at acceptable levels in light of the quality of services provided to the Fund. On these bases, the Trustees concluded that the investment advisory fees for the Fund under the Agreement are reasonable. In arriving at their decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.

RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Fund was held on June 14, 2017. At the meeting, shareholders voted on the election of all trustees. Forty percent (40%) of the shares entitled to vote on the matter shall constitute a quorum. If a quorum is present, a plurality of all votes cast at the meeting is sufficient for the election of Trustees. A quorum was present and the proposal was approved, the details of which are as follows:

	Votes Cast In Favor	Withheld
W. Thacher Brown	9,135,477	229,917

Ellen D. Harvey	9,155,517	209,877

Thomas E. Spock	9,153,257	212,137

Suzanne P. Welsh	9,139,952	225,442

HOW TO GET INFORMATION REGARDING PROXIES

The Fund has adopted the Adviser’s proxy voting policies and procedures to govern the voting of proxies relating to the voting securities of the Fund. You may obtain a copy of these proxy voting procedures, without charge, by emailing clientservicena@insightinvestment.com or on the Securities and Exchange Commission website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by emailing clientservicena@insightinvestment.com or on the SEC’s website at www.sec.gov.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Security and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at www.sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

SHAREHOLDER INFORMATION (Unaudited) — continued

ADDITIONAL TAX INFORMATION

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any) for the Fund that qualify for the dividends-received deductions for the year ended March 31, 2017 was 1.51%.

For the year ended March 31, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the Fund, 1.51% represents the amount of each distribution which may qualify for the 15% dividend income tax rate. Shareholders should not use this tax information to prepare their tax returns. The information will be included with your Form 1099 DIV which will be sent to you separately in January 2018.

DIVIDEND REINVESTMENT PLAN

The Fund has established a plan for the automatic investment of dividends and distributions pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. BNY Mellon acts as the agent (the “Agent”) for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the “Valuation Date’’), plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants’ accounts. If before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent’s fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to Agent’s open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as

SHAREHOLDER INFORMATION (Unaudited) — continued

long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from BNY Mellon Investment Servicing (US) Inc., P.O. Box 358035, Pittsburgh, PA 15252-8035.

PRIVACY POLICY

The Fund has adopted procedures designed to maintain and secure the non-public personal information of its clients from inappropriate disclosure to third parties. The Fund is committed to keeping personal information collected from potential, current, and former clients confidential and secure. The proper handling of personal information is one of our highest priorities. The Fund never sells information relating to its clients to any outside third parties.

Client Information

The Fund will only collect and keep information which is necessary for it to provide the services requested by its shareholders, and to administer a shareholder account.

The Fund may collect nonpublic personal information from clients or potential clients such as name, address, tax identification or social security number, assets, income, net worth, copies of financial documents and other information that we may receive on applications or other forms, correspondence or conversations, or via other methods in order to conduct business.

The Fund may also collect information about your transactions with the Fund, CISC, CISC’s affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

This information may be obtained as a result of transactions with the Fund, CISC, CISC’s affiliates, its clients, or others. This could include transactions completed with affiliates or information received from outside vendors to complete transactions or to effect financial goals.

Sharing Information

The Fund only shares the nonpublic personal information of its shareholders with non-affiliated companies or individuals (i) as permitted by law and as required to provide services to shareholders, such as with representatives within CISC, securities clearing firms, the Fund or insurance companies, and other financial services providers; or (ii) to comply with legal or regulatory requirements. The Fund may also disclose nonpublic personal information to another financial services provider in connection with the transfer of an account to such financial services provider. Further, in the normal course of business, the Fund may disclose information it collects about shareholders to companies or individuals that contract with the Fund or CISC to perform servicing functions including, but not limited to, recordkeeping, consulting, and/or technology services.

Companies hired to provide support services are not permitted to use personal information for their own purposes, and are contractually obligated to maintain strict confidentiality. The Fund limits the use of personal information to the performance of the specific service requested.

The Fund does not provide personally identifiable information to mailing list vendors or solicitors for any purpose. When the Fund provides personal information to service providers, it requires these providers to agree to safeguard such information, to use the information only for the intended purpose, and to abide by applicable law.

SHAREHOLDER INFORMATION (Unaudited) — continued

Employee Access to Information

Only employees with a valid business reason have the ability to access a clients’ personal information. These employees are educated on the importance of maintaining the confidentiality and security of this information. They are required to abide by our information handling practices.

Protection of Information

The Fund maintains security standards to protect shareholders’ information, whether written, spoken, physical, or electronic. The Fund updates and checks its physical mechanisms and electronic systems to ensure the protection and integrity of information.

Maintaining Accurate Information

The Fund’s goal is to maintain accurate, up to date client records in accordance with industry standards. The Fund has procedures in place to keep information current and complete, including timely correction of inaccurate information.

Disclosure of our Privacy Policy

The Fund recognizes and respects the privacy concerns of its potential, current, and former shareholders. The Fund, CISC and CISC’s affiliates are committed to safeguarding this information and may provide this Privacy Policy for informational purposes to shareholders and employees, and will distribute and update it as required by law. It is also available upon request.

The Fund seeks to carefully safeguard shareholder information and, to that end, restricts access to non-public personal information about our shareholders to those employees and other persons who need to know the information to enable the Fund to provide services to its shareholders. The Fund, CISC and their service agents maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information. In the event that you maintain an account through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

ANNUAL CERTIFICATION

The Fund’s CEO has submitted to the NYSE the required annual certification, and the Fund also has included the certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act of 2002 in the Fund’s Forms N-CSR filed with the Securities and Exchange Commission for the period of this report.

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HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS

Contact Your Transfer Agent:

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 358035, Pittsburgh, PA 15252-8035, or call 1-866-333-6685

T    R   U   S   T   E   E   S

W. THACHER BROWN

ELLEN D. HARVEY

THOMAS E. SPOCK

SUZANNE P. WELSH

O   F   F   I   C   E   R   S

CLIFFORD D. CORSO

President

THOMAS E. STABILE

Treasurer

ROBERT T. CLAIBORNE

Vice President

GAUTAM KHANNA

Vice President

I   N   V   E   S   T   M    E   N   T    A   D   V   I   S   E   R

CUTWATER INVESTOR SERVICES CORP.

200 PARK AVE, 7TH FLOOR

NEW YORK, NY 10166

C   U   S   T   O   D   I   A   N

THE BANK OF NEW YORK MELLON

2 HANSON PLACE

BROOKLYN, NY 11217

T   R   A   N   S   F   E    R    A   G   E   N   T

BNY MELLON INVESTMENT SERVICING (US) INC.

P.O. BOX 358035

PITTSBURGH, PA 15252-8035

1-866-333-6685

C   O   U   N   S   E   L

PEPPER HAMILTON LLP

3000 TWO LOGAN SQUARE

EIGHTEENTH & ARCH STREETS

PHILADELPHIA, PA 19103

I   N   D   E   P   E   N   D   E   N    T    R   E   G   I   S   T   E   R   E   D

P   U   B   L   I   C     A   C   C   O   U   N   T   I   N   G    F   I   R    M

TAIT, WELLER & BAKER LLP

1818 MARKET STREET

SUITE 2400

PHILADELPHIA, PA 19103

Insight Select Income Fund

Semi-Annual Report

September 30, 2017

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-

K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                              Insight Select Income Fund

By (Signature and Title)*        /s/ Clifford D. Corso

                                                  Clifford D. Corso, President

                                                  (principal executive officer)

Date                          11/28/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*      /s/ Clifford D. Corso

                                                Clifford D. Corso, President

                                                (principal executive officer)

Date                          11/28/2017

By (Signature and Title)*      /s/ Thomas E. Stabile

                                                Thomas E. Stabile, Treasurer

                                                (principal financial officer)

Date                          11/28/2017

* Print the name and title of each signing officer under his or her signature.